SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


--------------------------------------------------------------------------------



                           FORM 8-K

                        CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 1999



                    GLENBOROUGH REALTY TRUST INCORPORATED
           (Exact name of registrant as specified in its charter)



   Maryland                       33-83506                     94-3211970
(State or other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number                  I.D. Number)
Incorporation)


     400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's Telephone number, including area code:  (650) 343-9300


                               N/A
--------------------------------------------------------------------------------
       (Former name, or former address, if changes since last report)


                This form 8-K contains a total of 28 pages

                          No Exhibits Required

                     GLENBOROUGH REALTY TRUST INCORPORATED
                             SUPPLEMENTAL INFORMATION
                                September 30, 1999





Item 5.  Other Events

On October 25, 1999, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of September 30, 1999, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

Item 7.  Financial Statements and Exhibits

          Financial Statements:

                  None

          Exhibits:

                                                                Page Number in
Exhibit No.   Description                                        This Filing

    99        Supplemental Information as of September 30, 1999       4

           GLENBOROUGH REALTY TRUST INCORPORATED
                 SUPPLEMENTAL INFORMATION
                    September 30, 1999



                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                GLENBOROUGH REALTY TRUST INCORPORATED


 Date:  October 25, 1999                By:      /s/ Stephen R. Saul
                                                 Stephen R. Saul
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

              GLENBOROUGH REALTY TRUST INCORPORATED
                     SUPPLEMENTAL INFORMATION
                        September 30, 1999




                                Table of Contents



                                                                       PAGE

 Real Estate Portfolio................................................. 5

 Additions and Deletions to Portfolios During Period................... 9

 Geographic and Property Type Contribution to Net Operating Income ....10

 Debt Summary..........................................................11

 Corporate Operating Summary...........................................12

 Office Portfolio......................................................14

 Office/Flex Portfolio.................................................16

 Industrial Portfolio..................................................18

 Retail Portfolio......................................................20

 Multifamily Portfolio.................................................22

 Reconciliation of Property Income.....................................23

 Lease Expiration Schedule.............................................24

 Glossary of Terms.....................................................26



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  September 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------


OFFICE PORTFOLIO

Tradewinds                                        Mesa                     AZ              17,768                  81%
Vintage Pointe                                    Phoenix                  AZ              56,091                  92%
Warner Village Medical Center                     Fountain Valley          CA              32,272                  90%
Centerstone                                       Irvine                   CA             157,579                  98%
University Tech Center                            Pomona                   CA             100,455                  83%
Gateway Professional                              Sacramento               CA              50,556                  87%
Park Plaza                                        Sacramento               CA              72,436                  94%
400 South El Camino Real                          San Mateo                CA             145,192                  84%
One Gateway Center                                Aurora                   CO              80,049                  81%
Park Place                                        Clearwater               FL             164,820                  93%
Buschwood III                                     Tampa                    FL              77,044                  93%
Temple Terrace Business Center                    Temple Terrace           FL              79,393                 100%
Ashford Perimeter                                 Atlanta                  GA             289,277                  93%
Powers Ferry Landing                              Atlanta                  GA             393,672                  87%
Capitol Center                                    Des Moines               IA             161,468                 100%
Oak Brook International Center                    Oak Brook                IL              98,443                  96%
Oakbrook Terrace Corp Ctr III                     Oak Brook Terrace        IL             254,085                 100%
Columbia Center II                                Rosemont                 IL             150,133                  98%
Embassy Plaza                                     Schaumburg               IL             140,744                  30%
Meridian Park                                     Carmel                   IN              86,364                  69%
Crosspoint Four                                   Indianapolis             IN              41,121                 100%
Osram Building                                    Westfield                IN              45,265                 100%
Leawood Office Building                           Leawood                  KS              93,667                 100%
Blue Ridge Office Building                        Braintree                MA              74,795                  92%
Hartwood Building                                 Lexington                MA              52,721                  86%
Bronx Park I                                      Marlborough              MA              75,277                 100%
Marlborough Corp Place                            Marlborough              MA             570,421                  98%
Westford Corporate Center                         Westford                 MA             163,264                 100%
Montgomery Executive Center                       Gaithersburg             MD             116,565                  87%
Montrose Office Park                              Rockville                MD             186,680                 100%
Riverview Office Tower                            Bloomington              MN             227,129                  96%
University Club Tower                             St. Louis                MO             272,444                  93%
Woodlands Plaza                                   St. Louis                MO              72,276                  99%
Edinburgh Center                                  Cary                     NC             115,314                 100%
One Pacific Place                                 Omaha                    NE             128,381                  97%
Morristown Medical Offices                        Bedminster               NJ              14,255                 100%
Bridgewater Exec. Quarters I                      Bridgewater              NJ              65,000                 100%
Frontier Executive Quarters I                     Bridgewater              NJ             224,314                 100%
Frontier Executive Quarters II                    Bridgewater              NJ              40,565                  67%
Vreeland Business Center                          Florham Park             NJ             133,090                 100%
Executive Place                                   Franklin Township        NJ              85,765                 100%
Gatehall I                                        Parsipanny               NJ             113,604                  84%
25 Independence                                   Warren                   NJ             106,879                  87%
Citibank                                          Las Vegas                NV             147,765                  85%
Poplar Towers                                     Memphis                  TN             100,901                  81%
Thousand Oaks                                     Memphis                  TN             418,458                  82%
Post Oak Place                                    Houston                  TX              57,411                  84%
700 South Washington                              Alexandria               VA              56,348                  94%
Cameron Run                                       Alexandria               VA             143,707                 100%
2000 Corporate Ridge                              McLean                   VA             255,980                  98%
Globe Office Building                             Mercer Island            WA              25,555                  89%

                                                                                =======================================
   Total Square Footage/Average % Occupied                                              6,832,758                  92%
                                                                                =======================================
      Number of properties:  51

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

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  September 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Hoover Industrial Center                          Mesa                     AZ              57,441                  90%
Magnolia Industrial                               Phoenix                  AZ              35,385                 100%
Baseline Business Park                            Tempe                    AZ             100,204                  92%
Rancho Bernardo R&D Center                        Rancho Bernardo          CA              52,865                  57%
Scripps Terrace                                   San Diego                CA              56,796                  94%
Tierrasanta Research Park                         San Diego                CA             104,234                 100%
Gateway Eight                                     Aurora                   CO              79,112                 100%
Gateway Four                                      Aurora                   CO             100,000                 100%
Gateway One                                       Aurora                   CO              72,000                 100%
Gateway Six                                       Aurora                   CO             107,200                 100%
Northglenn Business Center                        Northglenn               CO              65,000                 100%
Grand Regency Business Center                     Brandon                  FL              48,551                 100%
Lake Point Business Park                          Orlando                  FL             134,389                  92%
Fingerhut Business Center                         Tampa                    FL              48,840                 100%
PrimeCo Business Center                           Tampa                    FL              48,090                 100%
Business Park                                     Norcross                 GA             157,153                  94%
Oakbrook Corners                                  Norcross                 GA             124,776                  59%
Covance Business Center                           Indianapolis             IN             263,610                 100%
Park 100 - Building 42                            Indianapolis             IN              37,200                  69%
Canton Business Center                            Canton                   MA              79,565                 100%
Fisher-Pierce Industrial                          Weymouth                 MA              79,825                 100%
Columbia Warehouse                                Columbia                 MD              38,840                  88%
Germantown                                        Germantown               MD              60,000                 100%
Winnetka Industrial Center                        Crystal                  MN             188,260                  60%
Bryant Lake                                       Eden Prairie             MN             171,789                 100%
Riverview Industrial Park                         St. Paul                 MN             113,700                  82%
Woodlands Tech                                    St Louis                 MO              98,037                 100%
Fox Hollow Business Quarters I                    Branchburg               NJ              42,173                 100%
Fairfield Business Quarters                       Fairfield                NJ              42,792                 100%
Palms Business Center III                         Las Vegas                NV             136,160                  78%
Palms Business Center IV                          Las Vegas                NV              37,414                  74%
Palms Business Center North                       Las Vegas                NV              92,087                  82%
Palms Business Center South                       Las Vegas                NV             132,387                  66%
Post Palms Business Center                        Las Vegas                NV             139,906                  64%
Lehigh Valley                                     Allentown                PA             161,421                  88%
Clark Avenue                                      King of Prussia          PA              40,000                 100%
Valley Forge Corp Ctr                             Norristown               PA             300,894                  87%
Kent Business Park                                Kent                     WA             138,157                 100%
Totem Valley Business Center                      Kirkland                 WA             121,645                  90%

                                                                                =======================================
   Total Square Footage/Average % Occupied                                              3,907,898                  88%
                                                                                =======================================
      Number of properties:  39

INDUSTRIAL

Fifth Street Industrial                           Phoenix                  AZ             109,699                  59%
Fairmont Commerce Center                          Tempe                    AZ              83,200                 100%
Coronado Industrial                               Anaheim                  CA              95,732                 100%
East Anaheim                                      Anaheim                  CA             106,232                 100%
Bellanca Airport Park                             Los Angeles              CA              84,201                 100%
Springdale Commerce Center                        Santa Fe Springs         CA             144,000                  90%
Gateway Nine                                      Aurora                   CO             147,723                 100%
Gateway Seven                                     Aurora                   CO             156,720                 100%
Gateway Ten                                       Aurora                   CO             129,000                 100%
Gateway Three                                     Aurora                   CO             121,189                 100%
Gateway Two                                       Aurora                   CO             135,792                 100%
Atlantic Industrial                               Norcross                 GA             102,295                  91%
Navistar - Chicago                                Chicago                  IL             474,426                 100%
Bonnie Lane Business Center                       Elk Grove Village        IL             119,590                  49%
Glenn Avenue Business Center                      Wheeling                 IL              82,000                  83%



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  September 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST            SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (cont.)

Wood Dale Business Center                         Wood Dale                IL              89,718                 100%
Park 100 - Building 46                            Indianapolis             IN             102,400                 100%
J.I. Case - Kansas City                           Kansas City              KS             199,750                 100%
Forest Street Business Center                     Marlborough              MA              32,500                 100%
Southworth-Milton                                 Milford                  MA             146,125                 100%
Flanders Industrial Park                          Westborough              MA             105,500                 100%
Navistar - Baltimore                              Baltimore                MD             274,000                 100%
Eatontown Industrial                              Eatontown                NJ              36,800                 100%
Cottontail Distribution Center                    Franklin Township        NJ             229,352                 100%
One Taft Industrial                               Totowa                   NJ             120,943                 100%
J.I. Case - Memphis                               Memphis                  TN             205,594                 100%
Mercantile Industrial I                           Dallas                   TX             236,092                 100%
Quaker Industrial                                 Dallas                   TX              42,083                 100%
Sea Tac II                                        Seattle                  WA              41,657                 100%

                                                                                =======================================
   Total Square Footage/Average % Occupied                                              3,954,313                  96%
                                                                                =======================================
      Number of properties:  29

RETAIL

Sonora Center West                                Sonora                   CA             162,126                  82%
Piedmont Plaza                                    Apopka                   FL             151,000                 100%
River Run Shopping Center                         Miramar                  FL              92,787                  97%
Westwood Plaza                                    Tampa                    FL              99,304                  98%
Westbrook Commons                                 Westchester              IL             132,190                  94%
Broad Ripple Retail Centre                        Indianapolis             IN              37,540                  86%
Cross Creek Retail Centre                         Indianapolis             IN              76,908                  96%
Geist Retail Centre                               Indianapolis             IN              72,348                  69%
Woodfield Centre                                  Indianapolis             IN              58,171                  88%
Goshen Plaza                                      Gaithersburg             MD              45,623                  85%

                                                                                =======================================
   Total Square Footage/Average % Occupied                                                927,997                  91%
                                                                                =======================================
      Number of properties:  10

                                                                                ---------------------------------------
                                                                                       # OF UNITS                % OCC
                                                                                ---------------------------------------
MULTIFAMILY PORTFOLIO

Overlook                                          Scottsdale               AZ                 224                  96%
Stone Ridge At Vinings                            Atlanta                  GA                 440                  89%
Woodmere Trace                                    Duluth                   GA                 220                  94%
Crosscreek                                        Indianapolis             IN                 208                  92%
Harcourt Club                                     Indianapolis             IN                 148                  97%
Island Club                                       Indianapolis             IN                 314                  93%
Arrowood Crossing                                 Charlotte                NC                 200                  98%
Chase On Commonwealth                             Charlotte                NC                 132                  95%
Courtyard                                         Charlotte                NC                  55                 100%
Landing On Farmhurst                              Charlotte                NC                 125                  98%
Sharonridge                                       Charlotte                NC                  75                  99%
Wendover Glen                                     Charlotte                NC                  96                  92%
Chase Monroe                                      Monroe                   NC                 120                  86%
Willow Glen                                       Monroe                   NC                 120                  98%
Sabal Point                                       Pineville                NC                 374                  98%
Oaks                                              Raleigh                  NC                  88                  94%
Sahara Gardens                                    Las Vegas                NV                 312                  94%
Villas De Mission                                 Las Vegas                NV                 226                  96%
Players Club Of Brentwood                         Nashville                TN                 258                  96%
Hunters Chase                                     Austin                   TX                 424                  98%
Hunterwood                                        Austin                   TX                 160                  96%
Longspur                                          Austin                   TX                 252                  97%
Silvervale Crossing                               Austin                   TX                 336                  99%

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


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  September 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                     ST          # OF UNITS                % OCC
-----------------------------------------------------------------------------------------------------------------------

MULTIFAMILY (cont.)

Walnut Creek Crossing                             Austin                   TX                 280                  98%
Wind River Crossing                               Austin                   TX                 352                  98%
Springs of Indian Creek                           Carrollton               TX                 285                  83%
Bear Creek Crossing                               Houston                  TX                 200                  94%
Cypress Creek                                     Houston                  TX                 256                  92%
North Park Crossing                               Houston                  TX                 336                  93%
Willow Brook Crossing                             Houston                  TX                 208                  96%
Park At Woodlake                                  Houston                  TX                 564                  88%
Jefferson Creek                                   Irving                   TX                 300                  96%
Jefferson Place                                   Irving                   TX                 424                  96%
La Costa                                          Plano                    TX                 462                  92%
Bandera Crossing                                  San Antonio              TX                 204                  99%
Hollows                                           San Antonio              TX                 432                  95%
Vista Crossing                                    San Antonio              TX                 232                  92%

                                                                                ==================   ==================
   Total Units/Average % Occupied:                                                          9,442                  94%
                                                                                ==================   ==================
      Number of properties:  37

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

                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                  ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                  September 30, 1999

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                           CITY                 ST               SQ. FEET                  DATE
-----------------------------------------------------------------------------------------------------------------------

ADDITIONS:

OFFICE PORTFOLIO
   Gateway                                         Sacramento          CA                  50,556               7/15/99
   Park Plaza                                      Sacramento          CA                  72,436               7/15/99
   Montrose Office Park                            Rockville           MD                 186,680               7/15/99
   Poplar Towers                                   Memphis             TN                 100,901               7/15/99
                                                                                ------------------
     TOTALS                                                                               410,573
     Total Number of Properties:  4

OFFICE/FLEX PORTFOLIO
   Totem Valley                                    Kirkland            WA                 121,645               7/15/99
     Total Number of Properties:  1

Total Number of properties:  5


DELETIONS:

OFFICE PORTFOLIO
   Academy Professional Center                     Rolling Hills       CA                  29,960               9/28/99
                                                   Estate
   4500 Plaza                                      Salt Lake City      UT                  70,001               9/16/99
                                                                                ------------------
     TOTALS                                                                                99,961
     Total Number of Properties:  2


OFFICE/FLEX PORTFOLIO
   Newport Business Center                         Deerfield Beach     FL                  62,412                7/1/99
   Walnut Creek Industrial Center                  Austin              TX                 100,000                7/9/99
                                                                                ------------------
     TOTALS                                                                               162,412
     Total Number of Properties:  2

Total Number of properties:  4




                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                GEOGRAPHIC AND PROPERTY TYPE CONTRIBUTION TO NET OPERATING INCOME
                                                        September 30, 1999



                                                                   ----------------------------------------------------------------
                                                                                  NOI as a % of the Total Portfolio

City/Market                          State       % of Total NOI     % Office     % Flex     % Industrial   % Retail   % Multifam.
----------------------------------------------------------------   ----------------------------------------------------------------

New Jersey                               NJ                 9.0%          6.5%        0.7%           1.8%           -            -
Boston                                   MA                 7.3%          5.2%        0.8%           1.3%           -            -
Atlanta                                  GA                 7.1%          4.4%        0.8%           0.2%           -         1.7%
Suburban Washington, DC                MD/VA                7.0%          6.3%        0.5%              -        0.2%            -
Chicago                                  IL                 6.7%          4.7%           -           1.3%        0.7%            -
Indianapolis                             IN                 4.9%          0.7%        1.1%           0.1%        1.3%         1.7%
Dallas                                   TX                 4.9%             -           -           0.4%           -         4.5%
Las Vegas                                NV                 4.6%          1.2%        2.1%              -           -         1.3%
Austin                                   TX                 4.5%             -           -              -           -         4.5%
Los Angeles/Orange County                CA                 4.1%          2.6%        1.5%              -           -            -
Charlotte                                NC                 4.0%             -           -              -           -         4.0%
Denver                                   CO                 3.5%          0.5%        1.4%           1.6%           -            -
Tampa                                    FL                 3.3%          1.8%        1.0%              -        0.5%            -
Houston                                  TX                 3.2%          0.2%           -              -           -         3.0%
Memphis                                  TN                 3.2%          3.0%           -           0.2%           -            -
Minneapolis                              MN                 3.1%          1.7%        1.4%              -           -            -
Philadelphia                             PA                 2.7%             -        2.7%              -           -            -
St. Louis                                MO                 2.6%          2.1%        0.5%              -           -            -
Phoenix                                  AZ                 2.2%          0.4%        0.7%           0.4%           -         0.7%
San Antonio                              TX                 1.6%             -           -              -           -         1.6%
Sacramento                               CA                 1.5%          0.6%           -              -        0.9%            -
Omaha                                    NE                 1.2%          1.2%           -              -           -            -
Raleigh - Durham                         NC                 1.2%          1.0%           -              -           -         0.2%
Orlando                                  FL                 1.1%             -        0.6%              -        0.5%            -
Seattle                                  WA                 1.1%          0.2%        0.8%           0.1%           -            -
San Diego                                CA                 1.0%             -        1.0%              -           -            -
Kansas City                              KS                 0.9%          0.6%           -           0.3%           -            -
San Francisco                            CA                 0.6%          0.6%           -              -           -            -
Nashville                                TN                 0.6%             -           -              -           -         0.6%
Des Moines                               IA                 0.5%          0.5%           -              -           -            -
Fort Lauderdale                          FL                 0.5%             -           -              -        0.5%            -
Baltimore                                MD                 0.4%             -        0.1%           0.3%           -            -

                                                -----------------  ----------------------------------------------------------------
TOTAL                                                     100.0%         46.0%       17.7%           8.0%        4.6%        23.8%
                                                                   ----------------------------------------------------------------
Number of Markets                       32

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


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                          DEBT SUMMARY
                                                       September 30, 1999
                                                         (in thousands)

                                                                                                                        Maturity
                                                                                                                          From
                                                                 Debt      Interest       Interest          Maturity    9/30/99
Loan Type                                                     Balance          Rate         Type                Date    (Years)
----------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
  Line of Credit                                     $         83,207         6.960%      LIBOR +1.625%      12/22/00        1.23
  Senior Unsecured Notes                                      124,140         7.625%        Fixed             3/15/05        5.46
                                                       ---------------  -------------                                  -----------
Total Unsecured Debt                                          207,347         7.358%
                                                                                                                             3.76

SECURED DEBT
Cross Collateralized Loans
  Secured by Fourteen Properties                               97,600         6.200%      Variable            8/30/04        4.92
  Secured by Three Properties                                  52,824         6.750%        Fixed              9/1/00        0.92
  Secured by Four Properties                                   14,137         7.570%        Fixed             5/10/07        7.61
  Secured by Three Properties                                  15,441         6.950%        Fixed              7/1/08        8.75
  Secured by Eight Properties                                  60,204         6.125%        Fixed            11/10/08        9.11
  Secured by Seven Properties                                  46,770         6.125%        Fixed            11/10/08        9.11
  Secured by Nine Properties                                   54,116         6.125%        Fixed            11/10/08        9.11
  Secured by Eleven Properties                                 72,231         6.125%        Fixed            11/10/08        9.11
  Secured by Ten Properties                                    58,352         7.500%        Fixed             10/1/22       23.00
                                                       ---------------  -------------                                  -----------
Total Secured Cross Collateralized                            471,675         6.451%                                         8.99

Individually Secured Mortgages
Total Office                                                  121,023         7.684%                      6/30/00-12/1/05    4.24

Total Office/Flex                                               8,390         8.461%                      7/1/01-6/1/07      5.11

Total Industrial                                               17,359         7.796%                      4/10/04-7/1/08     6.24

Total Retail                                                   14,160         8.581%                      11/30/05-2/1/07    6.91

Total Multifamily                                              57,589         7.815%                      2/4/00-12/1/30    10.33

Total Other                                                     4,092         8.000%                           1/1/06        6.25

                                                       ===============  =============                                  ===========
Total Debt/Weighted Interest Rate & Maturity         $        901,635         6.997%                                         7.10
                                                       ===============  =============                                  ===========

----------------------------------------------------------------------------------------------------------------------------------

                                                                            Relative      Weighted
                                                                Total     Percentage       Average
Debt Type                                                      Amount    Of All Debt        Rate
                                                       ---------------  ------------- ------------------
All Debt                                             $        901,635        100.00%       6.997%

Debt Summarized by Rate:
All Floating Rate Debt                                        219,332         24.33%       6.794%
   Floating Rate Debt Capped                                   97,600         10.82%       6.200%
   Floating Rate Debt Not Capped                              121,732         13.50%       7.271%

All Fixed Rate Debt                                           682,303         75.67%       7.063%

Debt Summarized by Loan Type:
Total Unsecured Debt                                          207,347         23.00%       7.358%

Total Secured Debt                                            694,288         77.00%       6.890%



                          GLENBOROUGH REALTY TRUST INCORPORATED
                                    CORPORATE SUMMARY
                                    September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
-------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests      $    12,891  $    14,517  $     11,145  $      9,999 $     48,552
  and extraordinary item
Plus:
  Depreciation and amortization                10,009       10,934        14,309        14,782       50,034
  Adjustment to reflect FFO of                    210          174         1,163           633        2,180
  Associated Companies
  Non-recurring (gains) or losses                   -            -             -         4,570        4,570
Less:
   (Net gain) or loss on sales of real        (1,446)        (693)           250       (2,907)      (4,796)
   estate assets
   Preferred stock dividend                   (3,910)      (5,570)       (5,570)       (5,570)     (20,620)
Funds from operations (FFO) (1)                17,754       19,362        21,297        21,507       79,920
Plus:
   Amortization of deferred financing fees        418          174           406           565        1,563
Less:
   Capital reserve surplus/(deficit)            1,088          330            69       (2,440)        (953)
   Capital expenditures (incl. T.I.'s           1,122        2,870         3,789         6,298       14,079
     & commissions)
Cash available for distribution (CAD)(1) $     15,962  $    16,336  $     17,845  $     18,214 $     68,357
Cash flows from
   Operating Activities                        15,327       17,327        34,023         9,744       76,421
   Investing Activities (2)                 (383,526)    (185,908)      (64,432)        20,026    (613,840)
   Financing Activities (3)                   369,795      195,000         4,705      (32,794)      536,706

Ratio of earnings to fixed charges               2.41         2.46          1.60          1.54         1.87
   (includes depreciation) (4)
Ratio of earnings to fixed charges and           1.69         1.57          1.21          1.17         1.36
   preferred dividends (4)
   (includes depreciation)
Debt coverage ratio                              3.24         3.26          2.28          2.25         2.60
Interest coverage ratio                          3.51         3.62          2.56          2.55         2.91
Cumulative capital reserves in excess           2,316        2,646         2,715           275          275
   of expenditures
-------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
-------------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
   Combined total                        $     30,599  $    34,465  $     42,617  $     42,880 $    150,561
   Compounded growth from same period          451.3%       315.0%        243.3%        136.7%       239.2%
     prior year
Net Operating Income (NOI)-Property
Level (5)
   Same property                         $     18,198  $    28,337  $     28,659  $     29,929 $    105,123
   Growth from same period prior year            4.6%         7.7%          5.3%          6.3%         6.0%

Tenant retention % (commercial                    64%          64%           46%           59%          59%
portfolio)
Increase in effective rents from                22.4%        21.7%         27.7%         21.9%        23.4%
   renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,213  $    13,921  $     10,510  $      9,358 $     46,002
   items
Net Income including extraordinary       $     12,213  $    13,921  $     10,510  $      7,958 $     44,602
   items
-------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 126 of the 166 properties in the current portfolio.

                                  GLENBOROUGH REALTY TRUST INCORPORATED
                                            CORPORATE SUMMARY
                                            September 30, 1999

            For the Period:                                           1999
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------
Net Income before Minority Interests    $     13,236  $    16,892  $     12,325                $    42,453
   and extraordinary item
Plus:
  Depreciation and amortization               14,947       14,075        14,096                     43,118
  Adjustment to reflect FFO of                   253        2,170           135                      2,558
    Associated Companies
  Non-recurring (gains) or losses                  -            -             -                          -
Less:
   (Net gain) or loss on sales of real       (1,351)      (5,742)           371                    (6,722)
     estate assets
   Preferred stock dividend                  (5,570)      (5,570)       (5,570)                   (16,710)
Funds from operations (FFO) (1)               21,515       21,825        21,357                     64,697
Plus:
   Amortization of deferred financing fees       485          508           477                      1,470
Less:
   Capital reserve surplus/(deficit)           1,269        (994)         (550)                      (275)
   Capital expenditures (incl. T.I.'s          2,769        5,392         5,592                     13,753
     & commissions)
Cash available for distribution (CAD)(1)$     17,962  $    17,935  $     16,792                $    52,690
Cash flows from
   Operating Activities                       21,987       29,437        19,405                     70,829
   Investing Activities (2)                  (1,211)       81,187      (18,526)                     61,450
   Financing Activities (3)                 (21,325)    (112,431)           435                  (133,321)

Ratio of earnings to fixed charges              1.73         1.95          1.70                       1.80
   (includes depreciation) (4)
Ratio of earnings to fixed charges and          1.31         1.47          1.27                       1.35
   preferred dividends (4)
   (includes depreciation)
Debt coverage ratio                             2.38         2.27          2.44                       2.36
Interest coverage ratio                         2.71         2.63          2.80                       2.71
Cumulative capital reserves in excess          1,544          550             0                          0
   of expenditures
-----------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------
EBITDA (including G & A expenses)
   Combined total                        $     43,517  $    41,788  $     42,682                $   127,987
   Compounded growth from same period           42.2%        21.2%          0.2%                      18.9%
     prior year
Net Operating Income (NOI)-Property
Level (5)
   Same property                         $     18,495  $    28,041  $     29,421                $    75,957
   Growth from same period prior year            1.6%        -1.0%          2.7%                       1.1%

Tenant retention % (commercial                    60%          78%           70%                        67%
portfolio)
Increase in effective rents from                29.1%        21.6%         19.7%                      23.5%
   renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,569  $    15,363 $      11,437                $    39,369
   items
Net Income including extraordinary       $     10,578  $    17,051 $      12,177                $    39,806
   items
------------------------------------------------------------------------------------------------------------
(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 126 of the 166 properties in the current portfolio.

                              GLENBOROUGH REALTY TRUST INCORPORATED
                                        CORPORATE SUMMARY
                                        September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Basic weighted average shares                  31,549       31,648        31,704        31,744       31,662
   outstanding for EPS
Diluted wtd avg shares outstanding for         34,372       34,869        36,261        36,191       35,576
   EPS
Diluted wtd avg shares for calculation         34,372       34,869        36,261        36,191       35,576
   of FFO and CAD
Diluted CAD per share                    $       0.46  $      0.47  $       0.49  $       0.50  $      1.92
Basic net income per share before        $       0.26  $      0.26  $       0.16  $       0.12  $      0.80
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before      $       0.26  $      0.26  $       0.15  $       0.12  $      0.79
   extraordinary items available to
   common shareholders (1)

Total dividends (common shares and OP    $     14,246  $    14,587  $     15,108  $     15,110  $    59,051
   units)
Dividend per share                       $       0.42  $      0.42  $       0.42  $       0.42  $      1.68
Dividend payout ratio (CAD)                     91.3%        89.4%         85.7%         84.0%        87.5%

Total Preferred Dividends                       3,910        5,570         5,570         5,570       20,620
Preferred Dividends per share                    0.34 (4)     0.48          0.48          0.48         1.78

Total notes and mortgages payable             442,415      868,406       935,244       922,097      922,097

Preferred Stock at Par Value                  287,500      287,500       287,500       287,500      287,500

Total market capitalization  (2)            1,717,807    2,092,991     1,987,128     1,942,624    1,942,624

Debt/Total market capitalization                25.8%        41.5%         47.1%         47.5%        47.5%

Preferred shares outstanding (at end           11,500       11,500        11,500        11,500       11,500
   of period)
Price per share on last trading day      $      26.13  $     24.38  $      20.38  $      18.25  $     18.25

Common shares outstanding (at end of           31,550       31,685        31,737        31,759       31,759
   period)
Common shares and OP Units outstanding         33,919       35,529        35,971        35,977       35,977
   (at end of period)
Fully converted common shares and OP           42,676       44,286        44,728        44,734       44,734
   units (at end of period) (3)
Price per share on last trading day      $      29.13  $     26.38  $      21.25  $      20.38  $     20.38
------------------------------------------------------------------------------------------------------------

(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.


                            GLENBOROUGH REALTY TRUST INCORPORATED
                                      CORPORATE SUMMARY
                                      September 30, 1999

            For the Period:                                              1999
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Basic weighted average shares            $     31,765  $    31,664  $     31,021                $    31,481
   outstanding for EPS
Diluted wtd avg shares outstanding for   $     36,098  $    35,984  $     35,275                $    35,783
   EPS
Diluted wtd avg shares for calculation         36,098       35,984        35,275                     35,783
   of FFO and CAD
Diluted CAD per share                    $       0.50  $      0.50  $       0.48                $      1.47
Basic net income per share before        $       0.22  $      0.31  $       0.19                $      0.72
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before      $       0.21  $      0.31  $       0.19                $      0.72
   extraordinary items available to
   common shareholders (1)

Total dividends (common shares and OP    $     15,081  $    15,027  $     14,612                $    44,719
   units)
Dividend per share                       $       0.42  $      0.42  $       0.42                $      1.26
Dividend payout ratio (CAD)                     84.0%        84.0%         87.5%                      85.7%

Total Preferred Dividends                       5,570        5,570         5,570                     16,711
Preferred Dividends per share                    0.48         0.48          0.48                       1.44

Total notes and mortgages payable             934,683      846,521       901,635                    901,635

Preferred Stock at Par Value                  287,500      287,500       287,500                    287,500

Total market capitalization  (2)            1,832,614    1,760,127     1,763,159                  1,763,159

Debt/Total market capitalization                51.0%        48.1%         51.1%                      51.1%

Preferred shares outstanding (at end           11,500       11,500        11,500                     11,500
   of period)
Price per share on last trading day      $      16.75  $     19.00  $      16.44                $     16.44

Common shares outstanding (at end of           31,690       31,593        30,630                     30,630
   period)
Common shares and OP Units outstanding         35,908       35,778        34,789                     34,789
   (at end of period)
Fully converted common shares and OP           44,665       44,535        43,547                     43,547
   units (at end of period) (3)
Price per share on last trading day      $      17.00  $     17.50  $      16.50                $     16.50
------------------------------------------------------------------------------------------------------------

(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.


                             GLENBOROUGH REALTY TRUST INCORPORATED
                                         OFFICE PORTFOLIO
                                        September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
    Revenue                              $     12,718  $    26,057  $     26,790  $     26,512  $    92,077
    Operating expenses                          4,830       10,001        11,003        10,109       35,944
    NOI                                         7,888       16,056        15,787        16,403       56,134
    Growth from same period prior year          15.4%        10.1%          7.0%          8.8%        10.3%

  Combined Total
    Revenue                              $     25,819  $    29,636  $     30,713  $     29,530  $   115,698
    Operating expenses                          9,483       10,890        12,122        10,928       43,423
    NOI                                        16,336       18,746        18,591        18,602       72,275

  Capital expenditures (excludes TI &    $        199  $       259  $        584  $        646  $     1,687
    CLC)
  Weighted average leaseable sq ft              5,687        6,483         6,881         6,855        6,476
  Capital expenditures per leaseable             0.03         0.04          0.08          0.09         0.26
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
------------------------------------------------------------------------------------------------------------

  Same-Property (2)
    Occupancy at quarter end                    94.6%        95.4%         94.3%         92.5%        92.5%

    Average effective rent per                  15.87        15.60         15.72         15.91        15.91
      occupied sq ft
    Increase from same period prior              6.8%         2.0%          0.1%          2.7%         2.7%
      year

    Revenue per occupied sq ft                  18.69        18.45         18.64         18.76        18.76
    Increase from same period prior             10.7%         5.5%          8.9%          5.0%         5.0%
      year

  Combined Total
    Occupancy at quarter end                    95.7%        94.9%         93.8%         92.1%        92.1%

    Average effective rent per                  14.77        15.68         15.68         16.04        16.04
      occupied sq ft
    Increase from same period prior              8.0%        14.0%         -1.2%          1.4%         1.4%
      year

    Revenue per occupied sq ft                  18.69        19.27         19.03         18.71        18.71
    Increase from same period prior             19.7%        15.6%          3.0%          3.1%         3.1%
      year
------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 44 of the 51 properties in the current portfolio.
(3) Decrease in NOI due to prior year expense reconciliation credits given to tenants, and lower occupancy of
    92% compared to 95%.


                             GLENBOROUGH REALTY TRUST INCORPORATED
                                         OFFICE PORTFOLIO
                                        September 30, 1999

            For the Period:                                              1999
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------
 Same-Property (2)
    Revenue                              $     12,994  $    25,765  $     27,020                $    65,779
    Operating expenses                          5,012       10,257        10,713                     25,981
    NOI                                         7,982       15,508        16,307                     39,797
    Growth from same period prior year           1.2%        -3.4% (3)      3.3%                       0.4%

  Combined Total
    Revenue                              $     29,235  $    29,498  $     29,087                $    87,820
    Operating expenses                         11,171       11,383        11,471                     34,025
    NOI                                        18,064       18,115        17,616                     53,795

  Capital expenditures (excludes TI &    $        362  $       524  $         93                $       979
    CLC)
  Weighted average leaseable sq ft              6,856        6,369         6,641                      6,622
  Capital expenditures per leaseable             0.05         0.08          0.01                       0.15
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
------------------------------------------------------------------------------------------------------------

  Same-Property (2)
    Occupancy at quarter end                    92.1%        92.1%         92.0%                      92.0%

    Average effective rent per                  16.28        16.38         16.40                      16.40
      occupied sq ft
    Increase from same period prior              2.6%         5.0%          4.4%                       4.4%
      year

    Revenue per occupied sq ft                  19.63        18.83         19.23                      19.23
    Increase from same period prior              5.0%         2.1%          3.2%                       3.2%
      year

  Combined Total
    Occupancy at quarter end                    92.1%        92.3%         92.0%                      92.0%

    Average effective rent per                  15.85        16.08         16.35                      16.35
      occupied sq ft
    Increase from same period prior              7.3%         2.6%          4.3%                       4.3%
      year

    Revenue per occupied sq ft                  18.52        18.76         19.04                      19.04
    Increase from same period prior             -0.9%        -2.7%          0.1%                       0.1%
      year
------------------------------------------------------------------------------------------------------------
(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 44 of the 51 properties in the current portfolio.
(3) Decrease in NOI due to prior year expense reconciliation credits given to tenants, and lower occupancy of
    92% compared to 95%.


                             GLENBOROUGH REALTY TRUST INCORPORATED
                                         OFFICE PORTFOLIO
                                        September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
------------------------------------------------------------------------------------------------------------

Square footage leased                          31,839       34,380        58,242        72,716      197,177
Average rent per sq ft                          19.01        18.89         19.48         18.60        18.97

Concessions                                         -       17,195             -         5,727       22,922
Concessions per sq ft  leased                    0.00         0.50          0.00          0.08         0.12

Tenant improvements (TI) committed            283,512      219,172       467,621       787,288    1,757,593
TI committed per sq ft  leased                   8.90         6.37          8.03         10.83         8.91

Capitalized leasing commissions (CLC)         108,223       94,647       262,254       291,275      756,399
   committed
CLC committed per sq ft  leased                  3.40         2.75          4.50          4.01         3.84
CLC and TI committed per sq ft  leased          12.30         9.13         12.53         14.83        12.75

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  67%          80%           57%           58%        66.0%
Square footage leased                          47,942      141,359        84,451       108,975      382,727
Average rent per sq ft                          17.28        17.39         18.84         21.30        18.81
 Increase in effective rents from                9.7%        24.3%         33.3%         18.5%        21.5%
   renewals

Concessions                                     4,686            -         5,394           558       10,638
Concessions per sq ft  leased                    0.10            -          0.06          0.01         0.03

Tenant improvements (TI) committed            123,290      617,865       302,318       454,606    1,498,079
TI committed per sq ft  leased                   2.57         4.37          3.58          4.17         3.91

Capitalized leasing commissions (CLC)          35,179      230,093        61,732        69,789      396,793
   committed
CLC committed per sq ft  leased                  0.73         1.63          0.73          0.64         1.04
CLC and TI committed per sq ft  leased           3.30         6.00          4.31          4.81         4.95

------------------------------------------------------------------------------------------------------------

(1) Numbers exclude corporate headquarters building.


                             GLENBOROUGH REALTY TRUST INCORPORATED
                                         OFFICE PORTFOLIO
                                        September 30, 1999

            For the Period:                                               1999
                                            -----------------------------------------------------------------
                                                                                                        Year
                                               1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------  -----------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
------------------------------------------  -----------------------------------------------------------------

Square footage leased                          158,089       73,503       102,025                    333,617
Average rent per sq ft                           17.29        22.04         22.59                      19.95

Concessions                                     30,306       39,738        61,778                    131,822
Concessions per sq ft  leased                     0.19         0.54          0.61                       0.40

Tenant improvements (TI) committed             415,862      888,725       826,978                  2,131,565
TI committed per sq ft  leased                    2.63        12.09          8.11                       6.39

Capitalized leasing commissions (CLC)          689,930      517,467       399,169                  1,606,566
   committed
CLC committed per sq ft  leased                   4.36         7.04          3.91                       4.82
CLC and TI committed per sq ft  leased            6.99        19.13         12.02                      11.20

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                   64%          86%           80%                        75%
Square footage leased                          209,442      533,342       223,616                    966,400
Average rent per sq ft                           18.04        18.67         20.94                      19.06
 Increase in effective rents from                36.7%        28.0%         24.1%                      29.6%
renewals

Concessions                                     12,695       82,460        13,394                    108,549
Concessions per sq ft  leased                     0.06         0.15          0.06                       0.11

Tenant improvements (TI) committed             840,571    4,236,531     1,246,388                  6,323,490
TI committed per sq ft  leased                    4.01         7.94          5.57                       6.54

Capitalized leasing commissions (CLC)          434,836    2,758,519       994,031                  4,187,386
   committed
CLC committed per sq ft  leased                   2.08         5.17          4.45                       4.33
CLC and TI committed per sq ft  leased            6.09        13.11         10.02                      10.87

-------------------------------------------------------------------------------------------------------------

 (1) Numbers exclude corporate headquarters building.

                            GLENBOROUGH REALTY TRUST INCORPORATED
                                      OFFICE/FLEX PORTFOLIO
                                        September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------
Same-Property (1)
   Revenue                               $      6,695  $     7,664  $      7,780  $      7,893  $    30,032
   Operating expenses                           2,127        2,340         2,211         2,131        8,809
   NOI                                          4,568        5,324         5,568         5,762       21,223
   Growth from same period prior year           -4.2%        -3.5%         -4.7%          3.6%        -2.2%

Combined Total
   Revenue                               $      8,579  $     9,015  $      9,469  $      9,924  $    36,987
   Operating expenses                           2,569        2,681         2,915         2,733       10,898
   NOI                                          6,009        6,334         6,554         7,192       26,089

   Capital expenditure (excludes TI &    $         39  $       118  $        344  $        263  $       765
     CLC)
   Weighted average leaseable sq ft             3,962        3,979         4,537         4,561        4,260
   Capital expenditures per leaseable            0.01         0.03          0.08          0.06         0.18
     sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    92.9%        92.0%         92.7%         89.8%        89.8%

   Average effective rent per occupied           7.31         7.92          7.94          8.23         8.23
     sq ft
   Increase from same period prior year         11.0%         5.7%          1.5%          5.0%         5.0%

   Revenue per occupied sq ft                    9.37        10.16          9.86         10.20        10.20
   Increase from same period prior year          5.8%        14.5%          4.1%          9.9%         9.9%

Combined Total
   Occupancy                                    93.2%        91.9%         92.0%         90.2%        90.2%

   Average effective rent per occupied           7.43         7.48          7.40          7.61         7.61
     sq ft
   Increase from same period prior year         33.2%         9.7%         17.5%          6.2%         6.2%

   Revenue per occupied sq ft                    9.37         9.70          9.06          9.65         9.65
   Increase from same period prior year         43.9%        29.8%         22.0%         11.1%        11.1%

-------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 34 of the 39 properties in the current portfolio.



                            GLENBOROUGH REALTY TRUST INCORPORATED
                                      OFFICE/FLEX PORTFOLIO
                                        September 30, 1999

            For the Period:                                             1999
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------
Same-Property (1)
   Revenue                                $    6,796  $     7,653  $      7,714                $    22,163
   Operating expenses                          2,190        2,291         2,133                      6,614
   NOI                                         4,606        5,362         5,581                     15,549
   Growth from same period prior year           0.8%         0.7%          0.2%                       0.6%

Combined Total
   Revenue                                $    9,532  $     9,183  $      8,558                $    27,274
   Operating expenses                          2,849        2,630         2,352                      7,831
   NOI                                         6,684        6,553         6,206                     19,443

   Capital expenditure (excludes TI &     $      142  $        98  $         56                        295
     CLC)
   Weighted average leaseable sq ft            4,350        3,949         3,908                      4,069
   Capital expenditures per leaseable           0.03         0.02          0.01                       0.07
     sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                   87.1%        88.1%         87.2%                      87.2%

   Average effective rent per occupied          7.80         8.19          8.35                       8.35
     sq ft
   Increase from same period prior year         6.7%         3.3%          5.1%                       5.1%

   Revenue per occupied sq ft                   9.80        10.44         10.32                      10.32
   Increase from same period prior year         4.6%         2.8%          4.6%                       4.6%

Combined Total
   Occupancy                                   89.1%        89.7%         88.5%                      88.5%

   Average effective rent per occupied          7.75         7.75          7.92                       7.92
     sq ft
   Increase from same period prior year         4.3%         3.5%          6.9%                       6.9%

   Revenue per occupied sq ft                   9.71         9.81          9.90                       9.90
   Increase from same period prior year         3.7%         1.2%          9.2%                       9.2%

-----------------------------------------------------------------------------------------------------------

(1) Reflects performance of 34 of the 39 properties in the current portfolio.


                               GLENBOROUGH REALTY TRUST INCORPORATED
                                       OFFICE/FLEX PORTFOLIO
                                         September 30, 1999

            For the Period:                                              1998
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
--------------------------------------------------------------------------------------------------------------

Square footage leased                          33,216      115,635        65,275        95,677      309,803
Average rent per sq ft                           9.66        10.17         12.89         10.20        10.70

Concessions                                    15,618        4,432        18,217         5,103       43,370
Concessions per sq ft leased                     0.47         0.04          0.28          0.05         0.14

Tenant improvements (TI) committed            140,072      869,942       250,319       697,389    1,957,722
TI committed per sq ft leased                    4.22         7.52          3.83          7.29         6.32

Capitalized leasing commissions (CLC)          70,168      292,089       125,560       242,586      730,403
   committed
CLC committed per sq ft leased                   2.11         2.53          1.92          2.54         2.36
CLC and TI committed per sq ft leased            6.33        10.05          5.75          9.83         8.68

--------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------------------------------------

Tenant Retention                                  58%          60%           38%           51%          53%
Square footage leased                         120,102      228,825        80,316       137,444      566,687
Average rent per sq ft                           6.44         7.32          9.13          9.06         7.81
Increase in effective rents from                47.1%        21.1%         21.5%         27.5%        29.3%
renewals

Concessions                                     1,047       23,784             -             -       24,831
Concessions per sq ft leased                     0.01         0.10          0.00          0.00         0.04

Tenant improvements (TI) committed             38,171      494,154        80,010        98,476      710,811
TI committed per sq ft leased                    0.32         2.16          1.00          0.72         1.25

Capitalized leasing commissions (CLC)          31,559      145,150        37,699        14,807      229,215
   committed
CLC committed per sq ft leased                   0.26         0.63          0.47          0.11         0.40
CLC and TI committed per sq ft leased            0.58         2.79          1.47          0.83         1.65


                              GLENBOROUGH REALTY TRUST INCORPORATED
                                      OFFICE/FLEX PORTFOLIO
                                        September 30, 1999

            For the Period:                                           1999
                                       ------------------------------------------------------------------
                                                                                                     Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------

Square footage leased                       59,337      117,189        63,398                    239,924
Average rent per sq ft                        9.86        10.39          9.17                       9.93

Concessions                                 18,517       82,593        33,447                    134,557
Concessions per sq ft leased                  0.31         0.70          0.53                       0.56

Tenant improvements (TI) committed         188,564      867,332       319,381                  1,375,277
TI committed per sq ft leased                 3.18         7.40          5.04                       5.73

Capitalized leasing commissions (CLC)      165,251      352,309       214,649                    732,209
   committed
CLC committed per sq ft leased                2.78         3.01          3.39                       3.05
CLC and TI committed per sq ft leased         5.96        10.41          8.43                       8.78

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------

Tenant Retention                               60%          64%           81%                        67%
Square footage leased                      155,054      195,496       167,566                    518,116
Average rent per sq ft                        9.14         7.94          7.22                       8.07
Increase in effective rents from             25.4%        18.3%         20.6%                      21.4%
renewals

Concessions                                 81,232          901        34,755                    116,888
Concessions per sq ft leased                  0.52         0.00          0.21                       0.23

Tenant improvements (TI) committed         118,972      310,521       122,412                    551,905
TI committed per sq ft leased                 0.77         1.59          0.73                       1.07

Capitalized leasing commissions (CLC)       20,766       55,254        66,458                    142,478
   committed
CLC committed per sq ft leased                0.13         0.28          0.40                       0.27
CLC and TI committed per sq ft leased         0.90         1.87          1.13                       1.34



                              GLENBOROUGH REALTY TRUST INCORPORATED
                                       INDUSTRIAL PORTFOLIO
                                        September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Revenue                                  $      2,828  $     2,842  $      3,389  $      3,383  $    12,442
   Operating expenses                             663          693           722           628        2,705
   NOI                                          2,166        2,149         2,667         2,755        9,736
   Growth from same period prior year            4.3%         2.1%          4.8%          3.5%         3.7%

Combined Total
   Revenue                               $      3,293  $     3,479  $      4,666  $      4,666  $    16,104
   Operating expenses                             800          851         1,119           839        3,608
   NOI                                          2,494        2,628         3,547         3,827       12,495

   Capital expenditure (excludes TI &    $         10  $        34  $         60  $         40  $       144
     CLC)
   Weighted average leaseable sq ft             3,316        3,431         4,265         4,098        3,777
   Capital expenditures per leaseable            0.00         0.01          0.01          0.01         0.04
     sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    97.1%        98.1%         98.2%         98.2%        98.2%

   Average effective rent per occupied           3.36         3.44          3.90          3.97         3.97
     sq ft
   Increase from same period prior year          5.4%         4.0%          6.5%          4.4%         4.4%

   Revenue per occupied sq ft                    4.08         4.07          4.48          4.48         4.48
   Increase from same period prior year          6.5%         4.6%         10.2%          2.0%         2.0%

Combined Total
   Occupancy                                    96.1%        97.0%         96.0%         98.0%        98.0%

   Average effective rent per occupied           3.35         3.46          3.92          3.91         3.91
     sq ft
   Increase from same period prior year         44.7%        26.3%         19.0%         16.5%        16.5%

   Revenue per occupied sq ft                    4.08         4.14          4.56          4.56         4.56
   Increase from same period prior year         71.5%        38.9%         23.2%         17.1%        17.1%

-------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 22 of the 29  properties in the current portfolio.
(2) The decrease in NOI is due to the timing of the billing of common area reimbursement income.
(3) The decrease in NOI is due to a reserve for bad debt resulting from a tenant bankruptcy.


                              GLENBOROUGH REALTY TRUST INCORPORATED
                                       INDUSTRIAL PORTFOLIO
                                        September 30, 1999

            For the Period:                                           1999
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------

Revenue                                 $      2,816  $     2,868  $      3,466                $     9,150
   Operating expenses                            666          754           733                      2,153
   NOI                                         2,150        2,114         2,733                      6,997
   Growth from same period prior year          -0.7% (2)    -1.6% (3)      2.5%                       0.0%

Combined Total
   Revenue                              $      4,764  $     4,755  $      4,727                $    14,246
   Operating expenses                          1,115        1,142         1,070                      3,327
   NOI                                         3,650        3,612         3,657                     10,919

   Capital expenditure (excludes TI &   $         21  $        23  $          2                $        46
CLC)
   Weighted average leaseable sq ft            4,118        3,913         3,954                      3,995
   Capital expenditures per leaseable           0.01         0.01          0.00                       0.01
sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                   97.2%        98.0%         95.6%                      95.6%

   Average effective rent per occupied          3.48         3.59          4.16                       4.16
     sq ft
   Increase from same period prior year         3.5%         4.6%          6.7%                       6.7%

   Revenue per occupied sq ft                   3.94         4.11          4.71                       4.71
   Increase from same period prior year        -3.3%         1.0%          5.1%                       5.1%

Combined Total
   Occupancy                                   97.4%        98.2%         96.4%                      96.4%

   Average effective rent per occupied          4.01         4.10          4.24                       4.24
     sq ft
   Increase from same period prior year        19.8%        18.5%          8.3%                       8.3%

   Revenue per occupied sq ft                   4.77         4.84          4.96                       4.96
   Increase from same period prior year        16.9%        16.9%          8.8%                       8.8%

-----------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 22 of the 29  properties in the current portfolio.
(2) The decrease in NOI is due to the timing of the billing of common area reimbursement income.
(3) The decrease in NOI is due to a reserve for bad debt resulting from a tenant bankruptcy.


                              GLENBOROUGH REALTY TRUST INCORPORATED
                                       INDUSTRIAL PORTFOLIO
                                        September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                          11,205       48,000             -        46,849      106,054
Average rent per sq ft                           3.50         3.84             -          5.26         4.43

Concessions                                         -            -             -        29,142       29,142
Concessions per sq ft  leased                       -            -             -          0.62         0.27

Tenant improvements (TI) committed             41,648            -             -       225,255      266,903
TI committed per sq ft  leased                   3.72            -             -          4.81         2.52

Capitalized leasing commissions (CLC)           4,706       47,635             -        64,441      116,782
   committed
CLC committed per sq ft  leased                  0.42         0.99             -          1.38         1.10
CLC and TI committed per sq ft  leased           4.14         0.99             -          6.19         3.62

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                 100%          66%           67%           78%          78%
Square footage leased                          30,084       55,510         9,075       107,173      201,842
Average rent per sq ft                           3.50         4.69          4.20          4.74         4.52
  Increase in effective rents from               9.9%        10.9%         13.5%         30.2%        10.4%
renewals

Concessions                                         -            -             -             -            -
Concessions per sq ft  leased                       -            -             -             -            -

Tenant improvements (TI) committed                  -       12,163             -         3,000       15,163
TI committed per sq ft  leased                   0.00         0.22             -          0.03         0.08

Capitalized leasing commissions (CLC)           2,361            -             -             -        2,361
   committed
CLC committed per sq ft  leased                  0.08         0.00             -             -         0.01
CLC and TI committed per sq ft  leased           0.08         0.22             -          0.03         0.09

-------------------------------------------------------------------------------------------------------------

(1) Decrease in effective rents is a result one tenant renewing and expanding in a suite, with a lower allocation of office versus warehouse square feet, resulting in a lower blended rate.

                              GLENBOROUGH REALTY TRUST INCORPORATED
                                       INDUSTRIAL PORTFOLIO
                                        September 30, 1999

            For the Period:                                           1999
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------

Square footage leased                       77,951            -        86,350                    164,301
Average rent per sq ft                        3.97            -          5.34                       4.69

Concessions                                 12,849            -         6,336                     19,185
Concessions per sq ft  leased                 0.16            -          0.07                       0.12

Tenant improvements (TI) committed          31,775            -        35,864                     67,639
TI committed per sq ft  leased                0.41            -          0.42                       0.41

Capitalized leasing commissions (CLC)       61,618            -        79,840                    141,458
   committed
CLC committed per sq ft  leased               0.79            -          0.92                       0.86
CLC and TI committed per sq ft  leased        1.20            -          1.34                       1.27

---------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------

Tenant Retention                               48%          56%           53%                        51%
Square footage leased                       63,270       39,787       149,250                    252,307
Average rent per sq ft                        5.82         4.52          5.06                       5.17
  Increase in effective rents from            2.9%        -5.0% (1)     19.7%                       5.9%
renewals

Concessions                                      -            -             -                          -
Concessions per sq ft  leased                    -            -             -                          -

Tenant improvements (TI) committed          52,855       36,557        53,191                    142,603
TI committed per sq ft  leased                0.84         0.92          0.36                       0.57

Capitalized leasing commissions (CLC)       48,090            -        32,565                     80,655
   committed
CLC committed per sq ft  leased               0.76            -          0.22                       0.32
CLC and TI committed per sq ft  leased        1.60         0.92          0.58                       0.89

---------------------------------------------------------------------------------------------------------
(1) Decrease in effective rents is a result one tenant renewing and expanding in a suite, with a lower allocation of office versus warehouse square feet, resulting in a lower blended rate.

                             GLENBOROUGH REALTY TRUST INCORPORATED
                                         RETAIL PORTFOLIO
                                        September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------
Same Property (1)
    Revenue                              $      1,999  $     2,717  $      2,483  $      2,803  $    10,003
    Operating expenses                            725          901           832           867        3,326
    NOI                                         1,274        1,816         1,651         1,936        6,677
    Growth from same period prior year           2.1%        18.4%          7.0%          1.0%         7.1%

  Combined Total
    Revenue                              $      2,388  $     3,043  $      3,208  $      3,433  $    12,072
    Operating expenses                            865        1,072           948           955        3,840
    NOI                                         1,523        1,971         2,260         2,478        8,231

  Capital expenditures (excludes TI &    $         17  $        49  $        113  $        145  $       325
     CLC)
  Weighted average leaseable sq ft                979        1,168         1,235         1,239        1,155
  Capital expenditures per leaseable             0.02         0.04          0.09          0.12         0.28
     sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                    96.7%        92.7%         93.0%         93.0%        93.0%

   Average effective rent per occupied           8.30         9.27          9.42          9.42         9.42
     sq ft
   Increase from same period prior year          4.6%         1.5%         -2.9%          1.9%         1.9%

   Revenue per occupied sq ft                   10.11        12.63         11.40         11.40        11.40
   Increase from same period prior year         -0.9%         6.3%          1.7%          5.2%         5.2%

Combined Total
   Occupancy                                    96.5%        93.6%         93.3%         93.8%        93.8%

   Average effective rent per occupied           7.80         8.46          8.60          8.75         8.75
     sq ft
   Increase from same period prior year         -3.0%        -6.4%          1.3%          9.6%         9.6%

   Revenue per occupied sq ft                   10.11        11.20         11.14         11.81        11.81
   Increase from same period prior year          5.0%        10.0%         -8.2%          9.7%         9.7%

-------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 10 of the 10 properties in the current portfolio.


                              GLENBOROUGH REALTY TRUST INCORPORATED
                                          RETAIL PORTFOLIO
                                         September 30, 1999

            For the Period:                                           1999
                                        -------------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-----------------------------------------------------------------------------------------------------------

Same Property (1)
    Revenue                             $      2,156  $     2,739  $      2,518                $     7,413
    Operating expenses                           765          805           798                      2,368
    NOI                                        1,391        1,934         1,720                      5,045
    Growth from same period prior year          9.2%         6.5%          4.2%                       6.6%

  Combined Total
    Revenue                             $      3,241  $     2,816  $      2,518                $     8,575
    Operating expenses                         1,176          854           798                      2,829
    NOI                                        2,064        1,962         1,720                      5,746

  Capital expenditures (excludes TI &   $         14  $        30  $          9                $        53
     CLC)
  Weighted average leaseable sq ft             1,001          928           928                        952
  Capital expenditures per leaseable            0.01         0.03          0.01                       0.06
     sq ft

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                   92.2%        91.5%         90.7%                      90.7%

   Average effective rent per occupied          8.71         9.39          9.57                       9.57
     sq ft
   Increase from same period prior year         4.9%         1.4%          1.5%                       1.5%

   Revenue per occupied sq ft                  12.36        12.91         11.97                      11.97
   Increase from same period prior year        22.2%         2.2%          5.0%                       5.0%

Combined Total
   Occupancy                                   92.2%        91.5%         90.7%                      90.7%

   Average effective rent per occupied          9.26         9.39          9.57                       9.57
     sq ft
   Increase from same period prior year        18.7%        11.0%         11.2%                      11.2%

   Revenue per occupied sq ft                  12.74        12.91         11.97                      11.97
   Increase from same period prior year        26.0%        15.2%          7.5%                       7.5%

-----------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 10 of the 10 properties in the current portfolio.



                       GLENBOROUGH REALTY TRUST INCORPORATED
                                  RETAIL PORTFOLIO
                                 September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                           2,400        2,500         6,010        13,625       24,535
Average rent per sq ft                          13.74        13.40         14.27         12.10        12.92

Concessions                                     5,280        5,400             -        15,031       25,711
Concessions per sq ft  leased                    2.20         2.16             -          1.10         1.05

Tenant improvements (TI) committed                  -          810             -        46,250       47,060
TI committed per sq ft  leased                      -         0.32             -          3.39         1.92

Capitalized leasing commissions (CLC)               -        7,038        13,715        80,516      101,269
   committed
CLC committed per sq ft  leased                     -         2.82          2.28          5.91         4.13
CLC and TI committed per sq ft  leased              -         3.14          2.28          9.30         6.05

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  46%           5%           42%           54%          30%
Square footage leased                           2,450        1,400         5,125        12,384       21,359
Average rent per sq ft                          12.51        18.17         16.26         15.85        15.72
   Increase in effective rents from             21.2%         5.6%         10.7%         20.7%        14.6%
     renewals


Concessions                                         -            -             -             -            -
Concessions per sq ft  leased                       -            -             -             -            -

Tenant improvements (TI) committed                  -            -         1,100        50,578       51,678
TI committed per sq ft  leased                      -            -          0.21          4.08         2.42

Capitalized leasing commissions (CLC)               -        7,632             -             -        7,632
   committed
CLC committed per sq ft  leased                     -         5.45             -             -         0.36
CLC and TI committed per sq ft  leased              -         5.45          0.21          4.08         2.78




                       GLENBOROUGH REALTY TRUST INCORPORATED
                                 RETAIL PORTFOLIO
                                September 30, 1999

            For the Period:                                             1999
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------

Square footage leased                         11,017        7,750         3,768                     22,535
Average rent per sq ft                         15.18        12.09         14.56                      14.02

Concessions                                    3,600        7,919         6,817                     18,336
Concessions per sq ft  leased                   0.33         1.02          1.81                       0.81

Tenant improvements (TI) committed            19,400       18,500         6,068                     43,968
TI committed per sq ft  leased                  1.76         2.39          1.61                       1.95

Capitalized leasing commissions (CLC)         32,656       19,262        14,516                     66,434
   committed
CLC committed per sq ft  leased                 2.96         2.49          3.85                       2.95
CLC and TI committed per sq ft  leased          4.73         4.87          5.46                       4.90

-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------

Tenant Retention                                 74%          57%           77%                        68%
Square footage leased                         33,585        9,630        21,193                     64,408
Average rent per sq ft                         13.11        14.90         11.26                      12.77
   Increase in effective rents from            18.5%        12.4%         18.8%                      16.6%
     renewals


Concessions                                        -            -             -                          -
Concessions per sq ft  leased                      -            -             -                          -

Tenant improvements (TI) committed             3,200       19,776        98,859                    121,835
TI committed per sq ft  leased                  0.10         2.05          4.66                       1.89

Capitalized leasing commissions (CLC)              -            -             -                          -
   committed
CLC committed per sq ft  leased                    -            -             -                          -
CLC and TI committed per sq ft  leased          0.10         2.05          4.66                       1.89



                              GLENBOROUGH REALTY TRUST INCORPORATED
                                      MULTIFAMILY PORTFOLIO
                                        September 30, 1999

            For the Period:                                              1998
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-------------------------------------------------------------------------------------------------------------
Same Property (1)
   Revenue                               $      3,733  $     4,942  $      4,982  $      4,967  $    18,624
   Operating expenses                           1,432        1,950         1,995         1,893        7,269
   NOI                                          2,302        2,992         2,987         3,074       11,354
   Growth from same period prior year           -6.3%         4.2%         10.7%         14.6%         5.8%

Combined Total
   Revenue                               $      3,762  $     4,942  $     16,257  $     16,169  $    41,131
   Operating expenses                           1,466        1,952         7,003         6,929       17,350
   NOI                                          2,296        2,990         9,254         9,241       23,781

   Capital expenditures                  $        120  $       145  $        852  $      1,033  $     2,151
   Weighted average apartment units             2,147        2,662         9,353         9,353        5,879
     owned
   Capital expenditures per apartment              56           55            91           110          366
     unit

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same Property (1)
   Occupancy                                    95.6%        92.4%         94.3%         92.9%        92.9%

   Average effective base rent per                602          623           626           627          627
     occupied unit
   Increase from same period prior year          3.1%         2.3%          2.4%          1.1%         1.1%

   Apartment annualized turnover rate           43.2%        44.7%         66.2%         39.6%        50.2%

Combined Total
   Occupancy                                    95.6%        92.4%         94.1%         93.4%        93.4%

   Average effective base rent per                602          623           614           618          618
     occupied unit
   Increase from prior year                      0.5%         2.2%          0.7%         -0.2% (2)    -0.2%

   Apartment annualized turnover rate           43.2%        44.7%         78.0%         60.9%        67.7%

-------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 16 of the 37 properties in the current portfolio.
(2) Reflects acquisition activity

                               GLENBOROUGH REALTY TRUST INCORPORATED
                                       MULTIFAMILY PORTFOLIO
                                         September 30, 1999

            For the Period:                                           1999
                                        -----------------------------------------------------------------
                                                                                                    Year
                                           1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-----------------------------------------------------------------------------------------------------------
Same Property (1)
   Revenue                              $      3,819  $     5,144  $      5,200                $    14,163
   Operating expenses                          1,453        2,022         2,120                      5,595
   NOI                                         2,366        3,122         3,080                      8,568
   Growth from same period prior year           2.8%         4.4%          3.1%                       3.4%

Combined Total
   Revenue                              $     16,670  $    17,299  $     16,922                $    50,891
   Operating expenses                          7,255        7,400         7,672                     22,327
   NOI                                         9,415        9,899         9,250                     28,564

   Capital expenditures                 $        594  $       675  $        650                $     1,919
   Weighted average apartment units            9,530        9,612         9,428                      9,524
     owned
   Capital expenditures per apartment             62           70            69                        201
     unit

-----------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-----------------------------------------------------------------------------------------------------------

Same Property (1)
   Occupancy                                   93.9%        93.3%         95.1%                      95.1%

   Average effective base rent per               627          635           635                        635
     occupied unit
   Increase from same period prior year         4.2%         1.9%          1.4%                       1.4%

   Apartment annualized turnover rate          63.9%        71.2%         64.4%                      71.7%

Combined Total
   Occupancy                                   94.2%        92.8%         94.3%                      94.3%

   Average effective base rent per               630          634           636                        636
     occupied unit
   Increase from prior year                     4.7%         1.8%          3.5%                       3.5%

   Apartment annualized turnover rate          63.3%        74.9%         64.7%                      66.5%

-----------------------------------------------------------------------------------------------------------

(1) Reflects performance of 16 of the 37 properties in the current portfolio.
(2) Reflects acquisition activity

                                   GLENBOROUGH REALTY TRUST INCORPORATED
                                     RECONCILIATION OF PROPERTY INCOME
                                             September 30, 1999
                                               (in thousands)



                                       Office      Office/Flex      Industrial           Retail      Multifamily
                               ---------------  ---------------  --------------  ---------------  ---------------

REVENUES                               29,087            8,558           4,727            2,518           16,922

OPERATING EXPENSES                     11,471            2,352           1,070              798            7,672
                               ---------------  ---------------  --------------  ---------------  ---------------


NOI                                    17,616            6,206           3,657            1,720            9,250


(1) Consolidating  entries  represent  internal  market level property  management fees included in operating expenses to provide  market  comparison to industry performance, and operating revenue and and expenses from the corporate headquarters which are not included in combined total.

                                  GLENBOROUGH REALTY TRUST INCORPORATED
                                    RECONCILIATION OF PROPERTY INCOME
                                            September 30, 1999
                                              (in thousands)


                                     Property      Consolidating               Total
                                        Total        Entries (1)            Reported
                               ---------------  -----------------  ------------------

REVENUES                               61,812              1,122 $            62,934

OPERATING EXPENSES                     23,363            (1,218)              22,145
                               ---------------  -----------------  ------------------


NOI                                    38,449              2,340 $            40,789


(1) Consolidating  entries  represent  internal  market level property  management fees included in operating expenses to provide  market  comparison to industry performance, and operating revenue and and expenses from the corporate headquarters which are not included in combined total.

                        GLENBOROUGH REALTY TRUST INCORPORATED
                              LEASE EXPIRATION SCHEDULE
                               As of September 30, 1999


                                                  1999          2000         2001          2002
--------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Annual base rent expiring                     6,754,009   17,155,750   16,256,468    19,390,028
Percent of total annual rent                      6.0%         15.2%        14.4%         17.2%

Square footage expiring
                                               379,725       985,690      937,984     1,016,123
Percentage of square footage                      6.2%         16.1%        15.4%         16.6%

Number of leases                                   131           165          163           132
Percentage of number of leases                   15.6%         19.6%        19.4%         15.7%

--------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Annual base rent expiring                    2,151,713     5,437,426    3,687,275     4,631,193
Percent of total annual rent                      7.1%         18.0%        12.2%         15.3%

Square footage expiring
                                               282,192       630,704      500,140       553,598
Percentage of square footage                      8.1%         18.2%        14.4%         15.9%

Number of leases                                    64           108           78            60
Percentage of number of leases                   15.9%         26.9%        19.4%         14.9%

--------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                      159,952     1,259,235    1,859,309     3,465,809
Percent of total annual rent                      0.9%          7.2%        10.7%         19.9%

Square footage expiring
                                                47,353       264,635      424,597       765,409
Percentage of square footage                      1.3%          7.1%        11.4%         20.5%

Number of leases                                     5            17           20            29
Percentage of number of leases                    5.3%         17.9%        21.1%         30.5%

--------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                      662,563       753,123    1,123,560       360,311
Percent of total annual rent                      7.7%          8.7%        13.0%          4.2%

Square footage expiring
                                                49,601        59,384       92,977        26,225
Percentage of square footage                      5.9%          7.0%        11.0%          3.1%

Number of leases                                    29            29           43            16
Percentage of number of leases                   14.3%         14.3%        21.2%          7.9%

--------------------------------------------------------------------------------------------------

                                                                    GLENBOROUGH REALTY TRUST INCORPORATED
                                                                           LEASE EXPIRATION SCHEDULE
                                                                            As of September 30, 1999

                                                                                                                  2008 and
                                                  2003          2004          2005         2006          2007   thereafter
---------------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Annual base rent expiring                    7,818,250    10,323,307    11,699,674    5,912,005    7,051,917    10,254,120
Percent of total annual rent                      6.9%          9.2%         10.4%         5.2%          6.3%         9.1%

Square footage expiring                                                                               354,757
                                               404,650       543,828       634,385      327,612                    521,303
Percentage of square footage                      6.6%          8.9%         10.4%         5.4%          5.8%         8.5%

Number of leases                                    75            64            22           12            12           65
Percentage of number of leases                    8.9%          7.6%          2.6%         1.4%          1.4%         7.7%

---------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO

Annual base rent expiring                    4,381,059     2,997,967       672,699    1,920,300     1,749,482    2,578,233
Percent of total annual rent                     14.5%          9.9%          2.2%         6.4%          5.8%         8.5%

Square footage expiring                        469,493       347,940        50,723      172,623       140,911      326,179
Percentage of square footage                     13.5%         10.0%          1.5%         5.0%          4.1%         9.4%

Number of leases                                    39            30             3            7             3           10
Percentage of number of leases                    9.7%          7.5%          0.7%         1.7%          0.7%         2.5%

---------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                    1,111,414     7,216,062        20,032      227,500        72,506    2,008,470
Percent of total annual rent                      6.4%         41.5%          0.1%         1.3%          0.4%        11.5%

Square footage expiring                                    1,701,515
                                               241,526                       3,293       32,500        15,660      241,921
Percentage of square footage                      6.5%         45.5%          0.1%         0.9%          0.4%         6.5%

Number of leases                                     6            12             1            1             1            3
Percentage of number of leases                    6.3%         12.6%          1.1%         1.1%          1.1%         3.2%

---------------------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                      789,061     1,337,612       698,375      319,118       105,867    2,485,445
Percent of total annual rent                      9.1%         15.5%          8.1%         3.7%          1.2%        28.8%

Square footage expiring
                                                62,626       145,093        42,658       21,693         9,644      334,153
Percentage of square footage                      7.4%         17.2%          5.1%         2.6%          1.1%        39.6%

Number of leases                                    23            28            10            5             5           15
Percentage of number of leases                   11.3%         13.8%          4.9%         2.5%          2.5%         7.4%

---------------------------------------------------------------------------------------------------------------------------



                          GLENBOROUGH REALTY TRUST INCORPORATED
                                LEASE EXPIRATION SCHEDULE
                                 As of September 30, 1999



                                                  1999          2000         2001          2002
--------------------------------------------------------------------------------------------------


TOTAL PORTFOLIO

Annual base rent expiring                    9,728,237    24,605,534   22,926,612    27,847,341
Percent of total annual rent                      5.8%         14.6%        13.6%         16.5%

Square footage expiring
                                               758,871     1,940,413    1,955,698     2,361,355
Percentage of square footage                      5.4%         13.7%        13.8%         16.7%

Number of leases                                   229           319          304           237
Percentage of number of leases                   14.9%         20.7%        19.7%         15.4%

--------------------------------------------------------------------------------------------------




                                 GLENBOROUGH REALTY TRUST INCORPORATED
                                       LEASE EXPIRATION SCHEDULE
                                        As of September 30, 1999


                                                                                                                2008 and
                                                2003          2004          2005         2006          2007   thereafter
-------------------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

Annual base rent expiring                 14,099,784    21,874,948    13,090,780    8,378,923    8,979,772    17,326,268
Percent of total annual rent                    8.4%         13.0%          7.8%         5.0%          5.3%        10.3%

Square footage expiring                                  2,738,376                                  520,972
                                           1,178,295                     731,059      554,428                  1,423,556
Percentage of square footage                    8.3%         19.3%          5.2%         3.9%          3.7%        10.1%

Number of leases                                 143           134            36           25            21           93
Percentage of number of leases                  9.3%          8.7%          2.3%         1.6%          1.4%         6.0%

-------------------------------------------------------------------------------------------------------------------------





                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Annualized Turnover Rate               The percentage of multi-family units that became available for rent during the period reported on an annualized basis.
Associated Companies                   The REIT owns 100% of the non-voting preferred stock of two real estate companies: Glenborough Corporation and Glenborough Hotel Group.
Average Base Rent                      Base rent charged to tenants.
Average Rent per Square Foot           Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                   concessions, TI's and leasing commissions.
Capital Expenditures                   Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                       commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                    Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                      amortized over the lease term.
Cash Available For Distribution        Cash available for distribution ("CAD") represents income (loss) before minority
(CAD)                                  interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                       CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company' financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company' cash needs.
CLC Committed                          Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
Combined Total                         All properties owned in the current period.
Concessions                            Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                A group of partnerships for which one of the Associated Companies provides some or all of the following services: asset management, property management, general partner services, and development services.
Debt Coverage Ratio                    EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                           Interest expense plus principal reductions of debt, excluding repayments on lines of credit.
Debt to Total Market Capitalization    Total notes and mortgages payable divided by total market capitalization.
Dividend Payout Ratio                  The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                       Glenborough Realty Trust Incorporated.
Dividend Per Share                     The dividends paid for each share of Glenborough Realty Trust Incorporated.

                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
EBITDA                                 EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                       on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "anagement' Discussion and Analysis of Financial Condition and
                                       Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                       REIT's results of operations and liquidity and should be considered in evaluating a
                                       REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company' operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                        Annualized rents net of concessions.
Funds From Operations (FFO)            Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties.  In 1996, consolidation and litigation costs were also added back to net income to determine
                                       FFO.  The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.  Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                       The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                       Board of Governors of NAREIT in March 1995.
Interest Coverage Ratio                EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.
Leasing Production                     Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)             Revenue less Operating Expenses.

                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------
Occupancy                              Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Percent Increase in Effective          Percentage change in effective base rents from renewal as compared to effective base
Rents From Renewal                     rents as of the prior lease terms.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                       Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges     Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                Leases that have been renewed by current tenants.
Same Property                          Stabilized properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)               A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                           Tenant improvements which have been committed as a part of entering into a lease agreement.
Total Market Capitalization            As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the company's preferred stock at par value; plus (c) the Company's debt as set forth on the most recent financial statements.





Footnote:  Numbers exclude the Corporate headquarters building.


